SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K
                                    ---------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                   May 5, 1997
        ---------------------------------------------------------------
             Date of Report (Date of earliest event reported)



                             DIGNITY PARTNERS, INC.
       =================================================================
             (Exact name of registrant as specified in its charter)



Delaware                             0-27736                  94-3165263
---------------                   ------------              --------------
(State of other                    (Commission              (IRS Employer
jurisdiction of                   File Number)              Identification
incorporation)                                              No.)


           1700 Montgomery Street, Suite 250, San Francisco, CA       94111
           -----------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (415)394-9467
                                                           --------------

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Item 5.  Other Events.
======================

     On May 5, 1997, the Company issued a press release regarding its results of operations for the first quarter of
1997.  The press release is filed herewith as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
=============================================================================

(c)      Exhibits

     99.1           Text of Press Release dated May 5, 1997.

                                   SIGNATURES
                                   ===========

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     DIGNITY PARTNERS, INC.
                                                     =======================

                                                     By /s/Alan B. Perper
                                                     --------------------------
                                                     Alan B. Perper
                                                     President


 Date:  May 6, 1997

                                  EXHIBIT INDEX
                                  ==============

================= ================================== ========================
 Exhibit Number       Document Description             Sequential
                                                       Page Number
===============      =====================            ============


================= =================================== ========================
     99.1           Text of Press Release dated May    1-3
                    5, 1997.
================= =================================== ========================

================= =================================== ========================